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                                                                    EXHIBIT 21.1

                             BUCKEYE PARTNERS, L.P.
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2004

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                                                                              JURISDICTION OF
                                         SUBSIDIARY                            ORGANIZATION
                                         ----------                            ------------
Buckeye Pipe Line Company, L.P. (99% owned).................................     Delaware
Buckeye Pipe Line Holdings, L.P. (99% owned)................................     Delaware
Everglades Pipe Line Company, L.P. (99% owned)..............................     Delaware
Laurel Pipe Line Company, L.P. (99% owned)..................................     Delaware
Wood River Pipe Lines LLC (100% owned)......................................     Delaware
Buckeye Terminals, LLC (99% owned)..........................................     Delaware
Norco Pipe Line Company, LLC (99% owned)....................................     Delaware
Buckeye Gulf Coast Pipe Lines, L.P. (99% owned).............................     Delaware
Buckeye Gulf Coast Holdings I, LLC (99% owned)..............................     Delaware
Buckeye Gulf Coast Holdings II, LLC (99% owned).............................     Delaware
Buckeye Products Pipe Line, L.P. (63% owned)................................     Delaware
Gulf Coast Pipe Line, L.P. (63% owned)......................................     Delaware
Gulf Coast/Products GP Holding LLC (99% owned)..............................     Delaware
Gulf Coast/Products Holding L.P. (99% owned)................................     Delaware
Buckeye Pipe Line Co. of Michigan, L.P. (97.10% owned)......................     Delaware
WesPac Pipelines - San Diego LLC (49.5% owned)..............................     Nevada
WesPac Pipelines - Reno LLC (74.25% owned)..................................     Nevada
WesPac Pipelines - Austin LLC (74.25% owned)................................     Nevada
WesPac Pipelines - Memphis LLC (74.25% owned)...............................     Nevada
WesPac Pipelines - San Jose LLC (74.25% owned)..............................     Nevada
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